VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2010

Foreign Value Fund. On the Fund Summary in the section titled “Investment Adviser,” the disclosure is amended to add Norm Boersma, CFA and Lisa Myers, CFA as secondary portfolio managers of the Fund. Mr. Boersma is the president of Templeton Global Advisors, Ltd. (“Templeton Global”). Ms. Myers is an Executive Vice President and portfolio manager of Templeton Global. Tucker Scott continues to serve as the lead portfolio manager of the Fund.

Date: March 1, 2011